Exhibit 99.1

Laureate Education Investor Day January 31, 2018 1

Forward Looking Statements This presentation includes statements that express Laureate's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approxim ately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to gui dance, including developments or expectations relating to our Chilean operations, the expected impact of tax reform, total enrollments, estimated and projecte d Adjusted EBITDA and earnings, costs and costs savings, expenditures (including capital expenditures), cash flows, growth rates, our hedging strategy, potential a nd pending asset sales, currency rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those we expected. We derive most of our fo rward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that coul d affect our actual results. Important factors that could cause actual results to differ materially from the Company’s expectations are set forth under the caption “Risk Factors ” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the U.S. Securities and Exchange Commission (“SEC”) on March 29, 20 17, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, which were filed with the SEC on May 11, 2017, August 8, 2017 and November 8, 2017, respectively. These forward-looking statements speak only as of the time of this presentation and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presen tation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While managemen t believes our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor thes e definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Market and Industry Data” in Laureate’s filings with the SEC. Presentation of Non-GAAP Measures This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the business and performance of Laureate Education Inc. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non -GAAP measures to the relevant GAAP measures are provided in the appendix to this presentation An outlook for 2017E and future periods net income and reconciliation of the forward-looking 2017 and future periods Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adj ustments for such outlook and reconciliation. 2 © 2018 Laureate Education, Inc.

Agenda 1 Executive Summary 2 2017 Accomplishments 3 Recent Developments 4 Positioned for Success 5 2018 - 2020 Priorities 6 2018 Guidance 7 Future Opportunities 8 Summary & Wrap-up 9 Q&A 10 Appendix 3 © 2018 Laureate Education, Inc.

Executive Summary We are the global leader in higher education in large and growing markets with a long runway for growth 2017 was a transformational year for Laureate and has positioned us for future success • • • Completion of IPO with significantly stronger balance sheet Re-assessment and refinement of holistic strategy Promotions & new additions to senior management 2018 - 2020 will continue to build on the successes of 2017 • • • Simplified operating model Strong execution Significantly improved free cash flow conversion New robust technology platform provides for scale economics and improved innovation pipeline © 2018 Laureate Education, Inc. 4

2017 ACCOMPLISHMENTS 5 © 2018 Laureate Education, Inc.

2017 Was A Year of Simplification & Execution Successful transition to new management team • Streamlined operations / significant cost rationalization Team Sharpening Laureate’s strategic focus • Exiting 6 markets; 6% of Revenue; $650M+ proceeds @ 14x EV/EBITDA 1 Simplify Significant strengthening of capital structure • Net leverage reduced to 3.1x, pro forma for announced asset sales 2 Balance Sheet Common operating model has been built for scale • Setting the stage for more margin expansion opportunities Integration Reaffirming 2017 guidance 3 • Delivering on commitments made Execution 1 SPAs executed for all transactions, closing still pending for some (see asset sale summary in appendix); enterprise value to trailing EBITDA 2 Net leverage is shown pro forma for announced asset sales, but not for potential deconsolidation of Chilean operations 3 Guidance provided during 3rd quarter earnings call in November 2017 6 © 2018 Laureate Education, Inc.

Experienced Management Team with Proven Track Record



EILIF SERCK-HANSSEN
CHIEF EXECUTIVE OFFICER
- Laureate Experience: 10 years
- International Experience: 29 years

MANAGEMENT TEAM

GLOBAL CORPORATE FUNCTIONS



JEAN-JACQUES (JJ) CHARHON
CHIEF FINANCIAL OFFICER
- Laureate Experience: New Hire
- International Experience: 30 years



VICTORIA SILBEY
CHIEF LEGAL OFFICER
- Laureate Experience: New Hire
- International Experience: 16 years



LUIS NOVELO (INTERIM)
CHIEF HUMAN RESOURCES OFFICER
- Laureate Experience: 3 years
- International Experience: 22 years



RICK PATRO
CHIEF INFORMATION OFFICER
- Laureate Experience: 23 years
- International Experience: 36 years



AIMEE LEISHURE
SVP, BUSINESS TRANSFORMATION OFFICE
- Laureate Experience: 18 years
- International Experience: 28 years



ESTHER BENJAMIN
SVP, GLOBAL PUBLIC AFFAIRS & CHIEF BENEFIT OFFICER
- Laureate Experience: 5 years
- International Experience: 22 years



RICARDO BERCKEMEYER
PRESIDENT AND CHIEF OPERATING OFFICER
- Laureate Experience: 16 years
- International Experience: 25 years

OPERATIONAL LEADERS



LUIS DURAN
CEO MEXICO
- Laureate Exp: 6 years
- International Exp: 22 years



PAULA SINGER
CEO WALDEN & LAUREATE ONLINE
- Laureate Exp: 25 years
- International Exp: 25 years



J.R. LOUREIRO
CEO BRAZIL
- Laureate Exp: 8 years
- International Exp: 30 years



JESUS VILLATE
CEO ANDEAN & IBERIAN
- Laureate Exp: 14 years
- International Exp: 21 years



VIVIAN SANCHEZ
CEO CENTAM & U.S. CAMPUSES
- Laureate Exp: 6 years
- International Exp: 29 years



NEEL BROKER
CEO EMEAA
- Laureate Exp: 10 years
- International Exp: 18 years



JUAN JOSE HURTADO
SVP GLOBAL OPERATIONS AND LEARNINGS & INNOVATION
- Laureate Exp: 6 years
- International Exp: 17 years

© 2018 Laureate Education, Inc.
7

Significant Cost Savings from Streamlining Operations EiP1 Wave 2 on-track to deliver over 2,500 FTE $75-$100M of annual expense savings; reduction of 8 © 2018 Laureate Education, Inc. 1 EiP defined as Excellence in Process, an enterprise-wide initiative to optimize and standardize our processes to enable sustained growth and margin expansion EXPECTED ANNUAL SAVINGS $75M - $100M 2017E2018E2019E $50M - $60M $10M - $20M C O M P O N E N T SO FE i PWAV E2 Organization Design / Spans & Layers $50M – $60M Brazil & Peru Operating Model $15M – $25M Real Estate $10M – $15M

Successfully Executing Divestiture Plan to Simplify Operating Model

Asset sales executed as part of Accelerator Plan yield strong deleveraging results[1]

- Exit criteria: slower growth, low margin/scale, or challenging regulatory environment

Currently marketing 2-3 additional small assets in niche markets (< 2% revenue)

- Expected signings in 2Q '18, closing in second-half 2018

Divested Assets

5% of Laureate's Enrollments

6% of Laureate's Revenue

Italy
Cyprus
Malaysia
China
Morocco
Small U.S. Asset

→

~ $650M[1]

of Gross Proceeds for Net Debt Reduction

→

~14x

EV/EBITDA[2]

[1] SPAs executed for all announced transactions, closing still pending for some (see asset sale summary in appendix)
[2] Enterprise value to trailing EBITDA

© 2018 Laureate Education, Inc. 9

Capital Structure Significantly Improved Significant progress made to delever balance sheet over the past 2 years Asset sale proceeds drive net leverage to 3.1x at year-end 2017 (pro forma)1 2017E PF 1 2015 2016 10 © 2018 Laureate Education, Inc. 1 2017E Net leverage is shown pro forma for announced asset sales, but not for potential deconsolidation of Chilean operations 6.0x 4.6x 3.1x Net Leverage Trends

Integration of Technology Stack Common Operating Model for scale is enabled by unified technology systems CRM (service) SIS LMS ERP 11 © 2018 Laureate Education, Inc. Core Technology Platforms Integrated model provides for margin expansion opportunities in 2018 – 2020 • Operating Cost Savings:$60M • Common Curriculum &$30M Scale Innovation:

(FXN)1 2017 Organic Growth Guidance In-line with Prior Expectations Current expectation for 2017 in-line with previous guidance New Enrollments (000’s) Total Enrollments (000’s) 2016PF 2017E 2016PF 2017E Revenue ($M) Adj. EBITDA ($M) Adj. EBITDA Margin2 +5% (Organic/FXN) $812 2016PF 2017E 2016PF 2017E 2016PF 2017E 1 2017E Adjusted EBITDA impacted by $23M debt refinancing cost (2Q ’17) 2016 Revenue amounts shown are pro-forma for the asset sales completed in 2016 (Switzerland & France) – See appendix Y-o-Y growth rates shown are organic constant currency 2 2017E Adjusted EBITDA margin based on mid-point of the range 12 © 2018 Laureate Education, Inc. Financial Results Enrollments 10% - 11% $803 - (Organic/FXN) $4,345 +60 bps (Organic/FXN) 18.6% 2% 1,068 2% 515

RECENT DEVELOPMENTS 13 © 2018 Laureate Education, Inc.

Chilean Higher Education Law in Process of Being Implemented New Higher Education Law was passed by the Chilean Congress last week and, assuming that is passes review by the Constitutional Court, is expected to be signed into Law by the President of Chile as early as the first quarter of 2018 and scale deconsolidate the non-profit universities VIEs) and its Chilean real estate subsidiary as 1 The Company’s continuing evaluation of the impact of the New Higher Education Law may result in changes to its expectations due to changes in the Company’s interpretations of the law, assumptions used, and additional guidance that may be issued. There is no assurance that the new law will not have additional material adverse effects on the business, financial condition or results of operations of the Company. 2 Includes pro-rata income (equity in income of affiliates) from Laureate’s retained 30% equity ownership in Chilean for-profit real estate company 14 © 2018 Laureate Education, Inc. Implications for Laureate •Laureate is well positioned to make the necessary changes to governance while continuing to provide value-added educational services to maintain quality –We are reviewing all of our contractual relationships with the institutions –If enacted, Laureate expects it will have to (accounted for as Variable Interest Entities - early as the first quarter of 2018 Write-offto($110) net cash Estimated Annualized Impact 1 ($ millions) Revenues($410 - $430) Adj. EBITDA2 ($50 - $60)Pro-Rata One-Time($600)Incl. approx. ($850) Key Features of New Law •For-profit organizations (such as Laureate) cannot control the Boards of universities –However, for-profit organizations can maintain significant representation on the University Boards •The bill sets conditions for related-party transactions. It prohibits conflicts of interests, defines related parties and regulates all related party transactions with specified exceptions –Exceptions include services that are educational in nature or essential for the university’s purposes •The bill provides for a 1-2 year transition period •The incoming administration is charged with interpreting the legislative mandates and implementing new compliance processes

Strong Improvements in Walden Performance Since Q3 Results Overview • Leader in Healthcare and Human Services graduate education More than 50,000 students ~90% graduate students; primarily working professionals 3-yr cohort default rate is 7.5%, well below the 11.5% national average Degree Mix Program Mix • • College of Riley College Manageme and of Education 14% Technology 17% Doctoral 34% Masters 55% College of Social and Behavioral Sciences 31% College of Health Sciences 38% • Undergrad 11% Reputation First fully online university accredited by CSWE plus 6 other specialized accreditations: (based on total revenues) (based on total revenues) #1 conferrer of MSN degrees in the U.S and home to 100 state teachers of the year #1 among 370 U.S. institutions for awarding doctorates to African Americans 15 © 2018 Laureate Education, Inc. 2017/2018 New Enrollment Trends 10% 5% 0% 4% -5% -10% -15% -20% 1H '173Q '17 4Q '17FY 2018 -3% -17%

Walden is a Large and Stable Business Integrated Systems MySys Congressional Scrutiny of For-Profits Exceeding Market & Industry Trends in U.S. 34K 33K 33K 32K 32K 32K 31K 31K 29K 25K 24K $618M $618M $618M $604M $581M 81M 2007 2008 2009 2010 Revenues 2011 2012 Operating Income 2013 2014 New Enrollment 2015 2016 2017E 16 © 2018 Laureate Education, Inc. Operating Income Margin 16.3% 19.0% 21.9% 23.6% 22.5% 27.3% 28.0% 28.4% 27.9% 29.0% 29.3% $538M $450M $373M $309M $247M $147M$163M$172M $40M$59M$82M $1 $500M 73M $106M$113M $1 79M $1

LAUREATE IS UNIQUELY POSITIONED FOR SUCCESS AN ATTRACTIVEMARKET IN 17 © 2018 Laureate Education, Inc.

Massive Market Opportunity with Attractive Secular Trends Outsized growth opportunities in Laureate’s target markets (emerging markets) Global Higher Education Students $1.5T 2015 Massive market opportunity 212M +5% CAGR +7% CAGR 3.2B 2016 population 5.2B 2028 population Global middle class expected to almost double in size 2000 Developed Countries 2015 Emerging Markets Lack of capacity at public universities and growing reliance on private institutions to meet rising demand 18 © 2018 Laureate Education, Inc. Sources: GSV Advisors, Brookings Institute and UNESCO Institute for Statistics 200m+ higher education students worldwide Has more than doubled since 2000 Faster growth in emerging markets 99M 166M 64M +2% CAGR 47M 36M

Strong Economic Incentives Driving Increased Participation (average wage premium for those with a tertiary education (1)) (higher education participation rates (2)) EU United States Chile Brazil States Growth in Growth Middle Class in VIRTUOUS CIRCLE Higher Education Sources: UNESCO Institute for Statistics, OECD, U.S. Census Bureau 1 2015 data; OECD 2 Based on total students as compared to 18-24 years old population; 2014 data 19 © 2018 Laureate Education, Inc. 149% 137% 74% 53% 63% 35% 23% 20% United BrazilMexicoIndia Significantly Underpenetrated by Participation Strong Economic Incentives

Growth1 Laureate is The Market Leader With A Strong Track Record of MORE THAN ONE MILLION STUDENTS (students in 000’s) 1,068 60+ INSTITUTIONS 250+ CAMPUSES 2001 2003 20052007 2009 2011 2013 2015 2017 65,000+ EMPLOYEES 2016 2017E 2013 2014 2015 23 MEDICAL SCHOOLS +15% +14% +11% +12% +11% 1 Statistics shown prior to impact from divested assets and prior to potential deconsolidation of Chilean operations 2 2013 growth rate excludes a $20.7 million restructuring charge in 2012 (2013 growth rate of 19% excluding impact). 2014 and 2015 exclude the benefit from Mexico Fiscal Reform; growth rates would be 18% and 8%, respectively, not adjusted for that item. 2017 guidance excludes debt refinancing costs in 2Q ’17 20 © 2018 Laureate Education, Inc. Adj. EBITDA (2) Consistent Constant Currency Organic Growth Track Record of Consecutive Enrollment Growth

Leading Brands Across Key Markets

- Quality Rated
- Proprietary IP & know-how and curriculum leveraged globally
- Licenses & accreditation
- Infrastructure / real estate
- Leading brands
- Reputation & relationships

Examples

UVM

Founded: 1960

QS Stars: ★★★



✓ Largest private university in Mexico

✓ Top 10 ranked among all Mexican universities

Universidade Anhembi Morumbi

Founded: 1970

QS Stars: ★★★



✓ Ranked top 3 private university in São Paulo

UPC

Founded: 1994

QS Stars: ★★★



✓ Ranked top 4 private university in Peru

✓ First Peruvian institution with U.S. accreditation

Universidad Europea de Madrid

Founded: 1995

QS Stars: ★★★★



✓ Second largest private university in Spain

✓ Ranked #2 in research among peers

© 2018 Laureate Education, Inc. 21

Focused on Degrees that are in High Demand by Employers Strong collaboration with employers are job-ready upon graduation and industry to ensure Laureate students % of enrollment Architectural and Business Advisory Boards 22 © 2018 Laureate Education, Inc. Note: Enrollment percentages as of year-end 2016 Employers Industry Partnerships Advisory Boards Architecture, Art & Design • Design, Theater, Film, and Photography • Car, Fashion, Interior, Design 8% Other Disciplines • Hotel Management • High School (Mexico) • Social Sciences 11% Communications • Advertising • Media Studies • Digital and Sports Journalism 5% Law & Legal Studies • International Relations • Legal Studies • Business Law 6% Education • Childhood Education • Literature, Physical, History, and Language Education 5% STEM & Business disciplines comprise 65% of enrollment Engineering & IT • Energy, Oil and Gas and Infrastructure • Transportation and Logistics • Computer Science 17% Medicine & Health Sciences • Medicine • Dentistry • Veterinary medicine • Physical therapy 22% Business & Management • Business Administration and Management • Accounting and Finance • Information Systems 26%

Superior Outcomes for Our Students

Third Party Research (1)

12 of 14

Laureate institutions surveyed

met or exceeded

local market

employment benchmarks

Employment Outperformance	Salary Outperformance
(% of graduates employed after 12 months)	(average monthly salary in first permanent job)
Peru Market: 90% / 96% (UPC Universidad Peruana de Ciencias Aplicadas)	+29%
Brazil Market: 75% / 82% (Universidade Anhembi Morumbi)	+44%
Spain Market: 66% / 77% (Universidad Europea de Madrid)	+58%

IFC JOINT RESEARCH LAUREATE EDUCATION INC.

Mexico

(% of Laureate Mexico students that advance their socioeconomic status)



vs. Peer Universities
27%
10%
13%
5%
41%
11%
LAUREATE EDUCATION INC.
UVM
UNITEC

Peru



(% of students with a positive change in socioeconomic level)
19%
+7 pts
12%
vs. Peer Universities



(Monthly income in Peruvian Nuevo Soles)
3,351
+41%
2,385
CIBERTEC
vs. Peer Institutions

[1] 2017 Study performed by Kantar Vermeer

Note: Peer Universities in Mexico include a sample of other private universities in Mexico City (2014 study)
Peer Universities in Peru include both public and private universities located in Lima (2016 study)
Peer Institutions in Peru include other technical institutes located in Lima (2016 study)

© 2018 Laureate Education, Inc.

23

Powerful Network Benefits Powerful Product Differentiation 24 © 2018 Laureate Education, Inc. Network Differentiator Aspirational Accreditations International Student Experience Cost Synergies - Back Office Scale $175M (EiP Wave 1 & 2) Finance &Procurement IT & HR Curriculum – Develop once; deploy often

2018 -2020 PRIORITIES 25 © 2018 Laureate Education, Inc.

Laureate's 2018 - 2020 Priorities

OPERATIONAL EXCELLENCE

1 Simplification & Risk Mgmt	2 Margin Expansion	3 Capital Efficiency	4 Growth	5 Quality & Outcomes
Disciplined Approach To Portfolio Reviews	Execute on EiP Wave 2 (inflight)	Leverage Hybridity For Improved Real Estate Utilization	Execute on Geographic & Programmatic Expansion Opportunities	Leverage LEAF Framework For Continued Improvement
Reduce Leverage	Leverage Common Operating Model	Expand Capital Light Campus Model (SMART)	Brazil DL & Fully Online Expansion	Accreditation & Recognitions
FX Mitigation	Develop & Reuse Curriculum			Strong Student Outcomes
Reduce VIE Exposure	Procurement / Scale Benefits			

2020 Goals

Adj. EBITDA Margin	21%
Unlevered FCF Margin[1]	11%

[1] Unlevered Free Cash Flow (FCF) Margin: (Operating Cash Flow – Capex + Cash Interest) / Revenue

© 2018 Laureate Education, Inc.

26

Laureate's 2018 - 2020 Priorities

OPERATIONAL EXCELLENCE

1 Simplification & Risk Mgmt	2 Margin Expansion	3 Capital Efficiency	4 Growth	5 Quality & Outcomes
Disciplined Approach To Portfolio Reviews	Execute on EiP Wave 2 (inflight)	Leverage Hybridity For Improved Real Estate Utilization	Execute on Geographic & Programmatic Expansion Opportunities	Leverage LEAF Framework For Continued Improvement
Reduce Leverage	Leverage Common Operating Model	Expand Capital Light Campus Model (SMART)	Brazil DL & Fully Online Expansion	Accreditation & Recognitions
FX Mitigation	Develop & Reuse Curriculum			Strong Student Outcomes
Reduce VIE Exposure	Procurement / Scale Benefits			

CONTINUED IMPROVEMENT OF FINANCIAL & OPERATIONAL METRICS

2020 Financial Goals: 21% Adj. EBITDA Margin and 11% Unlevered FCF Margin[1]

[1] Unlevered Free Cash Flow (FCF) Margin: (Operating Cash Flow – Capex + Cash Interest) / Revenue

© 2018 Laureate Education, Inc.

27

1 Disciplined Approach to Portfolio Reviews

Ongoing strategic reviews of our portfolio to optimize value

THREE CORE PRINCIPLES FOR PORTFOLIO OPTIMIZATION

CORE TO MISSION
Expanding the Middle Classes

- Strong growth prospects
- Favorable regulatory conditions

SCALE
Strong Financial Attributes

- Needs to be at scale within reasonable timeframe
- Financial attributes above "hurdle rates"

NETWORK
Accretive to our Network

- Strong economic benefit from network synergies
- Adds to international experience & product differentiation

© 2018 Laureate Education, Inc.
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1 Proactive Approach to Mitigating Risk

Regulatory

- 75% private pay model
- Relentless focus on quality and outcomes

Revenue Sources



Public funding ~25%
Private pay ~75%

Variable Interest Entities

- Reduced exposure to VIEs post China sale and expected restructuring of Chilean operations

For Profit as % Total Revenue



84%
2016
94%
2018E
For Profit
VIE

Capital Structure

- Strong improvement in balance sheet
- Continued focused on reducing leverage

Net Leverage Trends



4.6x
3.1x
2016
2017E (PF)*
2019E

Foreign Currency

- Close to perfect currency match between revenues and expenses (opex and capex)
- Improved currency match between earnings and liabilities

U.S. vs. Foreign Debt Mix



73%
2016
57%
2017E (PF)*
U.S. Debt
Foreign Debt

* 2017 pro forma adjustments include ~$650M of asset sales proceeds utilized to reduce net debt

© 2018 Laureate Education, Inc.

29

Laureate's 2018 - 2020 Priorities

OPERATIONAL EXCELLENCE

1 Simplification & Risk Mgmt	2 Margin Expansion	3 Capital Efficiency	4 Growth	5 Quality & Outcomes
Disciplined Approach To Portfolio Reviews	Execute on EiP Wave 2 (inflight)	Leverage Hybridity For Improved Real Estate Utilization	Execute on Geographic & Programmatic Expansion Opportunities	Leverage LEAF Framework For Continued Improvement
Reduce Leverage	Leverage Common Operating Model	Expand Capital Light Campus Model (SMART)	Brazil DL & Fully Online Expansion	Accreditation & Recognitions
FX Mitigation	Develop & Reuse Curriculum			Strong Student Outcomes
Reduce VIE Exposure	Procurement / Scale Benefits			

CONTINUED IMPROVEMENT OF FINANCIAL & OPERATIONAL METRICS

2020 Financial Goals: 21% Adj. EBITDA Margin and 11% Unlevered FCF Margin[1]

[1] Unlevered Free Cash Flow (FCF) Margin: (Operating Cash Flow – Capex + Cash Interest) / Revenue

© 2018 Laureate Education, Inc.

30

Sources of Incremental Margin Expansion Opportunities 2 margin improvement (Capex & Opex) improvement Adj. EBITDA Margin 21% 2020 Goals Unlevered FCF Margin 11% 31 © 2018 Laureate Education, Inc. Initiatives Goals Optimize Common Operating Model Network-wide • Deployment in Brazil and Peru underway • Upgrade across network to follow 1.5 percentage points of margin expansion (or $60M) by 2020 • $25M inflight in Brazil and fully operational by 2019 Common Curriculum & Scale Innovation • Build once; deploy often 0.5 to 1 percentage points of FCF margin expansion (~$30M) by 2020 Procurement & Back-Office Optimization 1.0 to 1.5 percentage points of FCF Scale Benefits / Other 1.0 percentage point of margin

Brazil Operating Model Implemented 2 New operating model in Brazil anticipated to generate 300-500bps of margin expansion – Takes full advantage of hybridity component allowed by regulators Operations 32 © 2018 Laureate Education, Inc. Benchmark Academic Model • Benchmarked Laureate Brazil operational performance • Identified most significant opportunities are in two main cost drivers: – Teaching and Academic Cost – G&A • Designed an Integrated Academic Model – Common Curriculum (allowing more efficient discipline and classroom allocations) • Successful pilot launched in 2017 in São Paulo, full roll-out underway • Institutions and campuses were analyzed in terms of maturity level, customer segment, and market environment • Execution plans developed and implementation in-flight: – Operating guidelines developed and implemented – One full layer of management already eliminated, generating annualized savings of USD $5M Field

Laureate's 2018 - 2020 Priorities

OPERATIONAL EXCELLENCE

1 Simplification & Risk Mgmt	2 Margin Expansion	3 Capital Efficiency	4 Growth	5 Quality & Outcomes
Disciplined Approach To Portfolio Reviews	Execute on EiP Wave 2 (inflight)	Leverage Hybridity For Improved Real Estate Utilization	Execute on Geographic & Programmatic Expansion Opportunities	Leverage LEAF Framework For Continued Improvement
Reduce Leverage	Leverage Common Operating Model	Expand Capital Light Campus Model (SMART)	Brazil DL & Fully Online Expansion	Accreditation & Recognitions
FX Mitigation	Develop & Reuse Curriculum			Strong Student Outcomes
Reduce VIE Exposure	Procurement / Scale Benefits			

CONTINUED IMPROVEMENT OF FINANCIAL & OPERATIONAL METRICS

2020 Financial Goals: 21% Adj. EBITDA Margin and 11% Unlevered FCF Margin[1]

[1] Unlevered Free Cash Flow (FCF) Margin: (Operating Cash Flow – Capex + Cash Interest) / Revenue

© 2018 Laureate Education, Inc.

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3 Hybridity & Digitalized Student Experience

Hybrid & Online Model

Laureate has been successful in transitioning its campuses from offline to a blended learning modality

Student Credit Hours[1]



11%
16%
20%
25%+
2015
2016
2017E
2020E

Digital Student Experience

Superior student experience developed via proprietary technology and content

Digital Teaching & Learning Ecosystem

- Hybrid delivery in classrooms
- Proprietary simulation labs and virtual labs
- Media rich digital learning assets
- Gamification
- Augmented Virtual Reality
- Artificial Intelligence & Machine Learning

OneCampus

OneFolio



[1] Excludes fully online institutions

© 2018 Laureate Education, Inc.

34

OneCampus Demo 3 A global online campus for all students and institutions in the Laureate network New platform launched in Fall 2017 35 © 2018 Laureate Education, Inc.

3 Capital Light Campus ("SMART" Campus)

New SMART campus model piloted in Australia

- Innovative and modern campus, technology focused

Rollout in Mexico, Brazil, Peru and Chile

- Expands the reach of our brands through access to cities that could not be served efficiently by a more traditional campus model

	Traditional Campus	SMART Campus
Turns per Seat	~2x	3x+
Student Capacity	10K+	3K - 5K
Digital / Hybrid	~25%	50%
Sq Mtr / Student	$3.0m^2$	$1.3m^2$

© 2018 Laureate Education, Inc.
36

Laureate's 2018 - 2020 Priorities

OPERATIONAL EXCELLENCE

1 Simplification & Risk Mgmt	2 Margin Expansion	3 Capital Efficiency	4 Growth	5 Quality & Outcomes
Disciplined Approach To Portfolio Reviews	Execute on EiP Wave 2 (inflight)	Leverage Hybridity For Improved Real Estate Utilization	Execute on Geographic & Programmatic Expansion Opportunities	Leverage LEAF Framework For Continued Improvement
Reduce Leverage	Leverage Common Operating Model	Expand Capital Light Campus Model (SMART)	Brazil DL & Fully Online Expansion	Accreditation & Recognitions
FX Mitigation	Develop & Reuse Curriculum			Strong Student Outcomes
Reduce VIE Exposure	Procurement / Scale Benefits			

CONTINUED IMPROVEMENT OF FINANCIAL & OPERATIONAL METRICS

2020 Financial Goals: 21% Adj. EBITDA Margin and 11% Unlevered FCF Margin[1]

[1] Unlevered Free Cash Flow (FCF) Margin: (Operating Cash Flow – Capex + Cash Interest) / Revenue

© 2018 Laureate Education, Inc.

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Operational Priorities: Geographic & Programmatic Expansion 4 United States • Expand Competency Based Learning platform (TEMPO) Hub for health sciences & innovation • Mexico Spain/Portugal • UNITEC to launch 3 SMART campuses outside of Mexico city in the next two years Continued expansion of fully online offerings • Expand strong presence in health sciences Hub for Latin America • • Peru • 90% of current presence in Lima 5-7 cities with more than 1 million people Now have ability to utilize national licenses Australia Brazil • • • • Expand health sciences Hub for Southeast Asia Transnational / International recruitment • • • Aggressive expansion in DL Launching 2 medical schools in 2018 Expand into the interior of São Paulo • 38 © 2018 Laureate Education, Inc.

Grow Strong Health Sciences Vertical 4 13 35 130+ Countries Institutions Campuses (Health Sciences Total Enrollment) 249K 238K 223K 131K 108K 23 Medical Schools 17 21 Dental Schools 2010 2011 2012 2013 2014 2015 2016 Veterinary Schools State of the art equipment & labs • 2 new medical schools in Brazil • 1 new dental school in Brazil • 1 new veterinary school in Peru • 1 new medical school in Mexico • 2 veterinary schools in Mexico 39 © 2018 Laureate Education, Inc. 2019 2018 Leading Technology Near Term Opportunities 179K 150K Global Leadership in Health Sciences Vertical Strong Growth Profile

Execute on Distance Learning (DL) & Fully Online Opportunities 4 • Incremental investment towards marketing initiatives and polos1 distribution to support demand • Significant opportunity to have a quality and scaled DL product in the market –Uniquely positioned brands in regional markets –Outstanding IGC performance guarantees maximum benefit from new DL regulation • Successful roll-out of fully online in Mexico leveraging our strong brands (UVM and UNITEC) • Scaled to nearly 20K students in 6 years with strong momentum in the market • Replicating and scaling model in rest of Network –Recent launches in Peru, Spain and AIEP Chile National branding approach and major use of local brands -------------------------------Mexico ------------------------------19,316 Polos Students 25K 428 201120122013201420152016 2017E 2020E 2016 2017E 2018E 2019E 40 © 2018 Laureate Education, Inc. 1 Distance learning centers 18K 100 17,417 12,720 9,409 5,032 3291,434 Distance Learning in Brazil Fully Online in Mexico & Rest of Network

Laureate's 2018 - 2020 Priorities

OPERATIONAL EXCELLENCE

1 Simplification & Risk Mgmt	2 Margin Expansion	3 Capital Efficiency	4 Growth	5 Quality & Outcomes
Disciplined Approach To Portfolio Reviews	Execute on EiP Wave 2 (inflight)	Leverage Hybridity For Improved Real Estate Utilization	Execute on Geographic & Programmatic Expansion Opportunities	Leverage LEAF Framework For Continued Improvement
Reduce Leverage	Leverage Common Operating Model	Expand Capital Light Campus Model (SMART)	Brazil DL & Fully Online Expansion	Accreditation & Recognitions
FX Mitigation	Develop & Reuse Curriculum			Strong Student Outcomes
Reduce VIE Exposure	Procurement / Scale Benefits			

CONTINUED IMPROVEMENT OF FINANCIAL & OPERATIONAL METRICS

2020 Financial Goals: 21% Adj. EBITDA Margin and 11% Unlevered FCF Margin[1]

[1] Unlevered Free Cash Flow (FCF) Margin: (Operating Cash Flow – Capex + Cash Interest) / Revenue

© 2018 Laureate Education, Inc.

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Culture of Quality:LEAF (Laureate 5 Education Assessment Framework) • Robust internal assessment tool to continuously evaluate the performance of new and existing institutions The LEAF methodology identifies 44 key areas for improvement and innovation in the categories of Employability, Learning Experience, Personal Experience, Access & Outreach and Academic Excellence • • Improvements in LEAF scores (2015 to 2016) Continuous focus on increasing academic quality and narrowing of the range • 42 © 2018 Laureate Education, Inc. CONTINUOUS FEEDBACK AND IMPROVEMENT LOOP FOR QUALITY Rigorous Internal Assessment Latam and Europe LEAF Assessment Results

LEAF Framework Ensures Focus on Strong Accreditation Results 5 + 7 years* (FIMPES) + 6 years* (MEC) + 6 years* (MEC) + 5 years* (HLC) + 4 years + 6 years (SUNEDU) + 6 years (SUNEDU) + 4 years* (CNA) + 5 years* (HLC) * pending official notice from government or other accrediting body CAN: National Accreditation Commission; FIMPES: Federation of Mexican independent HEIS; MEC: Ministry of Education and Culture; SUNEDU: Superintendence of Higher Education; HLC: Higher Learning Commission 43 © 2018 Laureate Education, Inc. 2018 2017 ~15% Revenues to undergo accreditation visits in 2018 ~45% Revenues successfully re-accredited during 2017

5 LEAF Framework Yields Recognitions For Our Quality & Outcomes

Walden University
A higher degree. A higher purpose.

#1 in nursing graduates in the U.S.

#1 among 377 accredited U.S. institutions for awarding doctorates to African Americans *(National Science Foundation)*

UVM
Laureate International Universities

Largest private higher education institution in Mexico

#1 in the country with most programs rated as excellent, surpassing Tec de Monterrey

Universidad Europea de Madrid
Laureate International Universities

#2 Research among peers *(Scimago SIR 2017)*

BlueMountains
International Hotel Management School Australia

#1 higher ed institution in Hotel Mgmt in ASIAPAC

#3 worldwide
TNS 2017

UPC
Universidad Peruana de Ciencias Aplicadas

#4 private institution in Peru *(Scimago SIR 2017)*

#1 Medical School, Highest exit/graduate exam score in Peru

#1 higher ed institution with best graduate salaries in careers offered *(SUNEDU)*

Laureate Brazil achieved a **+15% improvement in ENADE ratings, and +3.2% in Institutional scores**, which were the **highest improvements** of all listed public peers

Universidade Anhembi Morumbi
Laureate International Universities

UAM is Laureate's most prestigious institution in Brazil, top #8 of the São Paulo market *(Ranking Universitario Folha)*

UNIFACS
Universidade Salvador
Laureate International Universities

UNIFACS is the best university in the state of Bahia *(Ranking Universitario Folha)*

ENADE = National Institute of Education and Research.
Scimago = Journal Rank, measures scientific influence of scholarly journals.
QS Stars = annual publication of university rankings by Quacquarelli Symonds
TNS = Taylor Nelson Sofres, a market research and market information group

© 2018 Laureate Education, Inc.
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2018 GUIDANCE 45 © 2018 Laureate Education, Inc.

Guidance Overview

Growth Heat-Map 2018

Market	Revenue Growth	Adj. EBITDA Margin % Expansion
Brazil	++	++
Mexico	= / +	= / +
Andean & Iberian	+	+
CentAm & U.S. Campuses	+	+
EMEAA	++	++
Online & Partnerships	=	– / =
Laureate (FXN)	**4.5% – 5.5%**	**+80 bps**

STRONG MARGIN EXPANSION & CONTINUED GROWTH IN CAMPUS OPERATIONS

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Guidance – 2017 PF for Divestitures & New Higher Ed. Law in Chile Guidance shown includes impact from divestitures & assumed passage of New Higher Education Law and related deconsolidation of Chilean VIEs • Timing of closing of divestitures and deconsolidation in 2018 still to be determined 1 The Company’s continuing evaluation of the impact of the New Higher Education Law may result in changes to its expectations due to changes in the Company’s interpretations of the law, assumptions used, and additional guidance that may be issued. There is no assurance that the new law will not have additional material adverse effects on the business, financial condition or results of operations of the Company. 2 Includes pro-rata income (equity in income of affiliates) from Laureate’s retained 30% equity ownership in Chilean for-profit real estate company 47 © 2018 Laureate Education, Inc. (USD millions, enrollments in thousands) Divested Assets Chile VIEs1 Total Impact New Enrollment (22) (27) (49) Total Enrollment (59) (73) (132) Revenues ($255) ($410) - ($430) ($665) – ($685) Adj. EBITDA2 ($57) ($50) – ($60) ($107) - ($117)

2018 Outlook – Key Metrics Strong performance in campus based operations; efficiencies in G&A • Online run-rate impacted by 3Q 2017 Online new enrollment softness (run-rate impact) Note: Amounts may not sum to total due to rounding (USD millions, except enrollments in thousands) Total Enrollments Revenues Adj. EBITDA Adj. EBITDA Margin % Net Leverage 2017 Guidance (Mid Point) 1,068 $4,345 $807 18.6% 3.7x Announced Divestitures (59) ($255) ($57) (0.6x) Chile Deconsolidation (mid point estimate) (73) ($420) ($55) 0.4x 2017 Proforma (Mid Point) 936 $3,670 $695 18.9% 3.5x Organic Growth 19 – 23 $165 – $200 $59 – $66 Growth % 2.0% - 2.5% 4.5% - 5.5% 8.5% - 9.5% 2018 FXN Guidance (FXN) 955 – 959 $3,835 – $3,870 $754 – $761 19.7% 3.1x FX Impact (spot FX) - $50 $9 2018 Guidance (@ spot FX) 955 – 959 $3,885 – $3,920 $763 – $770 Growth Contribution Campus Based $59 – $69 Online ($10) – ($15) © 2018 Laureate Education, Inc.48 Overhead $10 – $12 Total $59 – $66

Adjusted EBITDA and FCF Margin to Benefit From Simplification & Focused Execution Commitment to improving Adjusted EBITDA margin and Free Cash Flow margin • Tracking towards 2020 goals 1 pt 11.0% 21.0% 2016 2017E 2018E 2019E 2020E 2016 EiP (Wave 1 & 2) Asset Sales/ Chile 2017E - 2020E Organic 2020E Goal 49 © 2018 Laureate Education, Inc. 1 Unlevered Free Cash Flow (FCF) Margin: (Operating Cash Flow – Capex + Cash Interest) / Revenue 20.3% 19.7% 18.9% 18.0% 18.6% 0.5 pts 3 pts 6.5% Impact of divestitures & deconsolidation of Chile VIEs FCF Margin Bridge (Unlevered)1 Adjusted EBITDA Margin Expansion

U.S. Tax Legislation Update – No Material Impact on Cash Taxes SUMMARY: No material impact on cash taxes 50 © 2018 Laureate Education, Inc. 1 GILTI: Global Intangible Low-Taxed Income U.S. tax legislation passed in late December lowered U.S. Corporate Tax Rates Laureate historically hasn’t had U.S. cash tax exposure as we are in a loss position due to corporate overhead and debt service IMPACTS: Still evaluating but likely to result in one-time P&L gain of $60M-$80M in 2017 New law imposes a toll tax on accumulated foreign earnings and will require usage of Net Operating Losses (NOLs) • Payment of $5M-$8M of cash taxes in 2018 (toll tax), fully recovered over next 3 years Limitations on deduction of interest expense in the U.S. • No impact due to U.S. loss position, will carry forward unused deduction GILTI (1) tax imposed on future foreign earnings; however, dividending foreign cash back to the U.S. will now be tax free • Except for timing items, no material impact to our NOLs

FUTURE OPPORTUNITIES 51 © 2018 Laureate Education, Inc.

The World is Increasingly Connected Via Technology, And Higher Education Exception Is No 52 © 2018 Laureate Education, Inc.

Vision To Be The Technology Enabled Leader in Global Higher Education © 2018 Laureate Education, Inc. 53

What are We Solving – In Addition to Strengthening Laureate’s Financial & Operating Attributes? Education is unaffordable for large part of global population Only 20% - 25% of 18-24 year olds are participating in higher education in emerging markets (vs. 50% – 60% in developed markets) Use technology to enhance all elements of student experience, including reducing attrition Accelerate adoption of new learning innovations There is a disconnect between what employers expect for “job-ready” graduates, and what they find in the market Over $160B in annual training budgets in U.S. alone 1 54 © 2018 Laureate Education, Inc. 1 Source: Association for Talent Development (2013)

Future State Of Laureate Network


QUALITY & OUTCOMES
LEAF (Proprietary)
QS-Stars (Partnership)
Outcome Research (Proprietary & Partnership)
LAUREATE OWNED & OPERATED UNIVERSITIES
1,000,000 Students
250+ Campuses
20+ Countries
INNOVATION PORTFOLIO (IP)
DIGITAL
LAUREATE MANAGED 3RD PARTY UNIVERSITIES
Partners
COMMON OPERATING MODEL

© 2018 Laureate Education, Inc.
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Future State Of Laureate Network QUALITY & OUTCOMES QS-Stars (Partnership) P•REOnDaUblCeTd by unified tec&hnology systems LAUREATE MANAGED INNOVATION 3RD PARTY POR• TSFcOaLleIOec(IoPn)omics foUr NIVERSITIES every element of the value chain that isn’t DrIGeqITuAirLed to be local Partners 56 © 2018 Laureate Education, Inc. COMMON OPERATING MODEL LEAF (Proprietary) Outcome Research (Proprietary & Partnership) LAUREATE OWNED & OPERATED UNIVERSITIES

Future State Of Laureate Network QUALITY & OUTCOMES QS-Stars (Partnership) • Quality assurance framework • Regular test ing for compliance PRODUCT LAUREATE & MANAGED • Covers every part of th 3RvD PARTY ealue chain : INNOVATION –Product Development PORTFOLIO (IP) UNIVERSITIES –Academic Delivery – Outcomes DIGITAL Partners 57 © 2018 Laureate Education, Inc. COMMON OPERATING MODEL LEAF (Proprietary) Outcome Research (Proprietary & Partnership) LAUREATE OWNED & OPERATED UNIVERSITIES

Future State Of Laureate Network


QUALITY & OUTCOMES
LEAF (Proprietary)
QS-Stars (Partnership)
Outcome Research (Proprietary & Partnership)
LAUREATE OWNED & OPERATED UNIVERSITIES
PRODUCT & INNOVATION PORTFOLIO (IP)
DIGITAL
Superior product development & overall student experience – that benefits from scale
Partners
COMMON OPERATING MODEL

© 2018 Laureate Education, Inc. 58

Future State Of Laureate Network QUALITY & OUTCOMES QS-Stars (Partnership) business model to ur operating model 3rd parties: PRODUCT LAUREATE MANAGED 3RD PARTY UNIVERSITIES Reduced regu latory risks & certain markets INNOVATION wer capital intensity PORTFOLIO (IP) DIGITAL Partners 59 © 2018 Laureate Education, Inc. COMMON OPERATING MODEL LEAF (Proprietary) Outcome Research (Proprietary & Partnership) • Modified export o LAUREAaTnEd IP to OWNED– &in OPERATED–Lo UNIVERSITIES

Future State Of Laureate Network QUALITY & OUTCOMES QS-Stars (Partnership) PRODUCT & INNOVATION LAUREATE MANAGED 3RD PARTY UNIVERSITIES PORTFOLIO (IP) DIGITAL Partners 60 © 2018 Laureate Education, Inc. COMMON OPERATING MODEL LEAF (Proprietary) Outcome Research (Proprietary & Partnership) LAUREATE OWNED & OPERATED UNIVERSITIES

Vision Roadmap


Growth & Innovation
Efficiency & Improved FCF Conversion
Superior Financial Performance
• Organic Growth
• Margin Expansion
• Capital Efficiency
• Innovation Leadership
• Scale Economics
• Selective M&A
Innovation & Digital IT
Build Out Common Operating Model & Unified Technology Platform
(centralization, standardization & scalability)
Simplifying Portfolio & Harness Efficiencies
(margin improvements & FCF gains)
Timeline
2017-18
2019-20
2021-22

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SUMMARY WRAP UP & 62 © 2018 Laureate Education, Inc.

Summary & Wrap Up We are the global leader in a large and growing market that will continue to grow given the strong economic incentives for higher education 2017 laid the foundation for the future direction of our organization Management is committed to simplifying our business model and directing resources to what is most impactful for shareholders and students The next few years will be focused on execution and ensuring we an operationally excellent organization, with strong financial characteristics including increased free cash flow conversion are We will then be well positioned for what the future brings, including global technology leadership in higher education and exploring how new business models and ideas can create accelerated growth opportunities 63 © 2018 Laureate Education, Inc.

2018 Action Plans 1 Execute on 2018 Guidance •4.5% - 5.5% organic FXN revenue growth •80bps Adj. EBITDA margin expansion 2 Walden turnaround; return to new enrollment growth 3 Deliver Accelerator Plan and related cost savings Drive operating efficiencies from Common Operating Model •200 bps+ margin improvement for Brazil 4 5 Improve capital efficiency and drive increased FCF conversion 64 © 2018 Laureate Education, Inc.

Q&A SESSION 65 © 2018 Laureate Education, Inc.

APPENDIX 66 © 2018 Laureate Education, Inc.

Strong Execution on Asset Sales

Asset sales executed as part of Accelerator Plan yield strong deleveraging results

- Cumulative EBITDA multiple of over 14x on sales

Gross proceeds of $650M+ to be used for deleveraging

- Reduction of 0.6x in net leverage once transactions close and fund

$ in USD millions

				3Q 2017 Financial Results							
	Country	Purchase Price USD[1]	Laureate Ownership %	Total Enrollment	Revenue	Operating Income	Depreciation & Amortization	Operating Income + D&A	LAUR Pro-Rata Op Inc. + D&A	Purchase Multiple[2]	Status
Closed / Pending	Italy/Cyprus	$263	100%	9,000	$81.0	$15.4	$3.5	$18.9	$18.9	13.9x	Closed on January 11, 2018
	China	$219	70%	29,250	$63.1	$18.7	$7.7	$26.4	$18.5	13.4x	Closed on January 25, 2018[3]
Signed	Malaysia	$162	90%	16,500	$69.3	$8.5	$3.9	$12.4	$11.2	14.5x	Expected to close 2Q 2018
	Morocco	$33	60%	1,800	$9.9	($2.2)	$1.5	($0.7)	($0.4)	nm	Expected to close 2Q 2018
	Kendall	($15)[4]	100%	800	$24.2	($5.5)	$1.8	($3.7)	($3.7)	nm	Expected to close 2H 2018
		$662		57,350	$247.5	$34.9	$18.4	$53.3	$44.4	14.9x	
		% Laureate Consolidated		5%	6%						

[1] *Represents Laureate's share of the proceeds based on ownership percentage, based on FX rates as of deal signing*

[2] *Laureate's share of the sum of Laureate's Operating Income and Depreciation & Amortization vs. proceeds to Laureate; China includes buyer assuming approx. $30M of debt*

[3] *Initial funding tranche of ~$130M (gross) received; remaining funding to come later in 2018*

[4] *Laureate remains the obligor of Kendall Chicago Campus lease, and will pursue sub-lease and/or exit strategy*

© 2018 Laureate Education, Inc.
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FY 2017 Updated Guidance (Reaffirmed)

Reaffirming guidance provided during third quarter 2017 earnings call

Capex range expected at 6.0% - 7.0% organic constant currency revenue, due primarily to timing shift to 2018

($ millions, rounded)	Revenue Guidance	Adjusted EBITDA Guidance
2016 Reported Results	**$4,244**	**$766**
2016 Asset Dispositions [(1)]	($142)	($27)
PF 2016 Baseline	$4,102	$739
2017 Forecasted Constant Currency Growth	$205	$73 - $82
% organic constant currency growth	5.0%	9.9% - 11.1%
FX Impact y-o-y [(2)]	$38	($9)
2017 Guidance @spot FX (ex-Debt Refi charges)	**$4,345**	**$803 - $812**
Debt Refinancing Cost (One-time)	-	($23)
2017 Expected Reported	**$4,345**	**$780 - $789**

(1) Represents the contribution from France and Switzerland to Revenue and Adjusted EBITDA during 2016
(2) Based on actual FX rates for Jan – Oct 2017, and current spot FX rates (local currency per U.S. dollar) of MXN 19.02, BRL 3.27, CLP 631.00, PEN 3.63, EUR 0.86 for Nov – Dec 2017. FX impact may change based on fluctuations in currency rates in future periods

Note: An outlook for 2017 net income and reconciliation of the forward-looking 2017 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

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US GAAP Reconciliations

Non-GAAP Reconciliation

	For the year ended December 31,		
IN MILLIONS	**2016**	**2015**	**Change**
Net income (loss)	$ 366.2	$ (315.8)	$ 682.0
Plus:			
Equity in net income of affiliates, net of tax	(0.1)	(2.5)	2.4
Income tax expense (benefit)	65.0	117.7	(52.7)
Income (loss) from continuing operations before income taxes and equity in net income of affiliates	431.1	(200.6)	631.7
Plus:			
(Gain) on sale of subsidiaries, net	(406.6)	—	(406.6)
Foreign currency exchange (gain) loss, net	(67.5)	149.2	(216.6)
Other (income) expense, net	(0.9)	(0.2)	(0.7)
Loss on derivatives	6.1	2.6	3.5
Loss on debt extinguishment	17.4	1.3	16.1
Interest expense	421.9	398.0	23.9
Interest income	(18.7)	(13.3)	(5.3)
Operating income	382.9	337.0	45.9
Plus:			
Depreciation and amortization	264.9	282.9	(18.1)
EBITDA	647.8	619.9	27.9
Plus:			
Share-based compensation expense [(a)]	38.8	39.0	(0.2)
Loss on impairment of assets [(b)]	23.5	—	23.5
EiP implementation expenses [(c)]	55.6	44.5	11.1
Adjusted EBITDA	$ 765.6	$ 703.4	$ 62.2

(a) Represents non-cash, stock-based compensation expense pursuant to the provisions of ASC Topic 718.
(b) Represents non-cash charges related to impairments of long-lived assets. For further details on certain impairment items see "Discussion of Significant Items Affecting the Consolidated Results for the Years Ended December 31, 2016, 2015 and 2014 - Impairments."
(c) EiP implementation expenses are related to our enterprise-wide initiative to optimize and standardize our processes, creating vertical integration of procurement, information technology, finance, accounting and human resources, which began in 2014 and is expected to be substantially completed by the end of 2017. EiP includes the establishment of regional SSOs around the world, as well as improvements to our system of internal controls over financial reporting.

Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

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70 © 2018 Laureate Education, Inc.